August 1, 2026
Summary prospectus
John Hancock Hedged Equity ETF
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at www.jhinvestments.com/prospectuses. You can also get this information at no cost by calling 800-225-6020 or by sending an email request to info@jhinvestments.com. The fund’s prospectus and Statement of Additional Information, both dated August 1, 2026, as may be supplemented, are incorporated by reference into this summary prospectus.
NYSE Arca:
JHDG
Investment objective

The fund seeks to provide long-term capital appreciation with lower volatility and downside protection relative to broad equity markets.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.44
Other expenses	0.37 [1]
Total annual fund operating expenses	0.81
Contractual expense reimbursement	-0.32 [2]
Total annual fund operating expenses after expense reimbursements	0.49

“Other expenses” have been estimated for the fund's first year of operations.
2
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.49% of average daily net assets. Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, (h) short dividend expense, and (i) contingent tax reclaim recovery expenses. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. The example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expenses ($)
1 year	50
3 years	227

John Hancock Hedged Equity ETF
Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund has not reached the end of its first fiscal year, there is no portfolio turnover to report.
Principal investment strategies

The fund is an exchange-traded fund (ETF), which is a fund that trades like other publicly-traded securities. The fund is not an index fund. The fund is actively managed and does not seek to replicate the performance of a specified index.
The fund will pursue its objective through a combination of high-conviction fundamental equity selection and a dynamic options overlay.
Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity securities.Equity securities include common and preferred stocks and their equivalents, including real estate investment trusts (REITs), American Depositary Receipts (ADRs), warrants, rights, and convertible securities, as well as derivatives on those common stock positions or derivatives on broad equity indices, and any other investment representing equity ownership in a company. The fund will primarily invest in common stocks of large cap U.S. companies. The fund considers large-capitalization companies to be those in the capitalization range of the S&P 500 Index. The fund will also utilize a derivatives hedging strategy that seeks to reduce the fund’s volatility and provides protection during equity market drawdowns. Any derivatives that provide exposure to the fund’s investment focus or to one or more market risk factors associated with such investment focus are counted toward the fund’s 80% investment policy.
The fund invests primarily in U.S. large-capitalization companies, selected through a fundamental, bottom-up research process to construct a high conviction portfolio. The team will utilize a “margin of safety” approach to identify companies that are trading at a discount to their long-term intrinsic value with an attractive business model and a company-specific catalyst(s) to unlock value.
The derivatives hedging strategy is intended to balance upside market participation and downside protection by employing a flexible, actively managed options overlay consisting of:
Index Put Spreads: Staggered maturities of Index put spreads, generally on the S&P 500 Index, to provide downside protection. Utilizing a staggered approach attempts to reduce potential risks with a singular hedge period. The put spread exposure is actively managed based on proprietary signals, technical factors, and market dynamics. In normal market environments, the manager will maintain a stable put spread to provide downside equity market protection. In stressed market environments, the manager has the flexibility to lock in hedge gains, reset and adjust the level of protection. The manager utilizes multiple factors in determining periods of market stress.
Single-stock covered calls: Selectively written calls on individual equity holdings, with strike selection and maturity based on market conditions, stock-specific factors, and option valuations. Typically, calls are written 5% out-of-the-money with one-month expiry. The discretionary overlay assesses the market environment to determine the attractiveness of selling calls. The fund’s management team has the flexibility to adjust the level of call overwriting based on market conditions. This approach seeks to generate option premium income while managing the extent to which the fund's participation in equity market gains may be limited. During periods of market stress, the team may temporarily reduce the amount of call overwriting.
Index calls: In periods of market stress, the manager may elect to purchase call options to capture equity market upside. The fund may, from time to time, selectively purchase call options on an index. When the fund purchases index call options, such options generally will reference the S&P 500® Index.
The fund may invest in both exchange traded and over-the-counter (OTC) options.
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The fund also may participate as a purchaser in Initial Public Offerings (IPOs). The fund may also seek to increase its income by lending portfolio securities.
Due to the nature of certain of the fund’s investments, the fund may, under certain circumstances, effect a portion or all of creations and redemptions for cash, rather than in-kind securities.
The fund is non-diversified, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.
Active trading market risk. Active trading markets for fund shares may not be developed or maintained by market makers or authorized participants. Market makers are not obligated to make a market in the fund's shares or to submit purchase or redemption orders for creation units. Decisions by market makers or authorized participants to reduce their role with respect to market making or creation/redemption activities in times of market stress could lead to wider bid-ask spreads and variances in the market of fund shares.

John Hancock Hedged Equity ETF
American Depositary Receipts (ADRs) risk. The fund may invest in ADRs, which are U.S.-issued securities representing shares of foreign companies. ADRs are subject to foreign investment risks, including currency, political, economic, and market risks. ADRs may not track the price of underlying foreign securities, and their value may change materially when U.S. markets are closed. Unsponsored ADR issuers are not obligated to disclose material information in the United States, which may affect valuation and the fund's ability to respond to corporate actions in a timely manner. Holders of unsponsored ADRs generally bear all costs of such facilities and the depositary is frequently under no obligation to distribute issuer communications or pass through voting rights. The issuers of ADRs may discontinue and withdraw ADR programs at any time, which may result in costs and delays and may negatively impact the fund's performance.
Authorized participant concentration risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (NAV) and may face delisting. To the extent that the fund’s limited number of intermediaries that act as authorized participants exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, there may be a significantly diminished trading market for fund shares.
Cash transactions risk. Under certain circumstances, the fund intends to effect some or all of its creation and redemption transactions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that effects all of its creation and redemption transactions in-kind. In order to obtain the cash needed to distribute redemption proceeds, the fund may be required to sell portfolio securities which may cause the fund to recognize capital gains or losses and incur higher brokerage costs. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover these costs and expenses, the fund’s NAV could be negatively impacted.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Integration of ESG factors into the fund’s investment process does not preclude the fund from including companies with low ESG characteristics or excluding companies with high ESG characteristics in the fund's investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
ETF trading risk. The market price of shares may include a bid-ask spread (the difference between the prices at which investors are willing to buy and sell shares), which may vary over time and may increase for various reasons, including decreased trading volume or reduced market liquidity.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: put and call options. If a put or call option purchased by the fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the fund will lose its entire investment (i.e., the premium paid) on the option. When the fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the fund, which may be unlimited for uncovered call positions. Put and call options generally are subject to counterparty risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Industry or sector investing risk. The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting that industry or sector than a fund that invests more broadly across industries and sectors.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Investing in developed countries risk. The fund’s investment in a developed country issuer may subject the fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

John Hancock Hedged Equity ETF
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
OTC Options risk. The fund may invest in options traded over the counter (OTC). Unlike exchange-traded options, OTC options are contracts negotiated directly between the fund and a counterparty (typically a dealer or bank) without the guarantee of a clearing organization. As a result, OTC options carry counterparty risk — if the counterparty fails to perform its obligations, the fund may lose the premium paid and the expected benefit of the option. OTC options are generally considered illiquid by the SEC, which may make it difficult to close out positions. When the fund purchases a put option, it may lose the entire premium paid if the underlying security or index does not decrease in value. If the fund writes an uncovered call option, losses are potentially unlimited.
Preferred stock risk. Preferred stock generally ranks senior to common stock with respect to dividends and liquidation but ranks junior to debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock may be subject to optional or mandatory redemption provisions.
Premium/discount risk. The NAV of the fund and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of the fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Given the nature of the relevant markets for certain of the fund’s securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs. In addition, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings. While the creation/redemption feature is designed to make it more likely that the fund's shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the fund’s NAV due to timing reasons, supply and demand imbalances and other factors.
Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Trading issues risk. Trading in shares on NYSE Arca, Inc. (NYSE Arca) may be halted in certain circumstances. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the fund will continue to be met.
Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.
Past performance

This section normally shows how the fund’s total returns have varied from year to year, along with a broad-based securities market index for reference. Performance information is not shown because the fund had been in operation for less than a full calendar year as of the date of this prospectus.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Pierre Micallef, CFA	Michael J. Scanlon, Jr., CFA	Jeffrey Wu
Portfolio Manager Managed the fund since 2026	Portfolio Manager Managed the fund since 2026	Portfolio Manager Managed the fund since 2026
Purchase and sale of fund shares

The fund will issue and redeem shares at NAV only with authorized participants and only in a large specified number of shares, each called a “creation unit,” or multiples thereof, in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in creation units, the shares are not redeemable securities of the fund.
Individual shares of the fund may be purchased and sold only in secondary market transactions through brokers or financial intermediaries. Shares of the fund are listed and traded on the NYSE Arca. Because shares trade at market prices rather than NAV, shares of the fund may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread).
Recent information, including information about the fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the fund’s website at jhinvestments.com/etf.

John Hancock Hedged Equity ETF
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

The advisor and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the fund shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

© 2026 John Hancock Exchange-Traded Fund Trust
200 Berkeley Street Boston, MA, 02116
800-225-6020, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
SEC file number: 811-22733
9930SP 8/1/26